                     SUPERIOR WIRELESS COMMUNICATIONS, INC.
                        210 SOUTH MAIN STREET, SUITE 900
                           SALT LAKE CITY, UTAH 84111


To our Stockholders:

         On or about July 12, 1999, the Board of Directors and certain stockholders (the "Consenting Stockholders") of Superior Wireless
Communications, Inc. (together with its subsidiaries, the "Company") approved the following actions by the Company:

         1. Amendment to the Company's Articles of Incorporation changing the name of the Company from "Superior Wireless
                  Communications, Inc." to "JustWebit.com, Inc.";

         2. Approval of an amendment to the Company's Articles of Incorporation to effect a 1 for 20 reverse stock split of all outstanding shares of the Company's common stock and corresponding adjustments to the terms of all other outstanding securities convertible into the Company's common stock;

         3. Approval of the Company's 1999 Equity Incentive Plan and the reservation of 1,000,000 shares of common stock for issuance thereunder.

         Each share of the Company's Class A Convertible Cumulative Preferred Stock (the "Preferred Stock") that was issued prior to October 17, 1998, was automatically converted into five (5) shares of the Company's common stock, pursuant to the terms of the Preferred Stock. The net effect of the 1 for 20 reverse stock split on holders of certificates evidencing the shares of Preferred Stock issued prior to October 17, 1998, will be a 1 for 4 reverse split of the shares evidenced by their Preferred Stock certificates. In addition, holders of all shares of Preferred Stock that are presently outstanding have agreed to convert their shares into common stock.

         THE REVERSE STOCK SPLIT IS DESIGNED TO REDUCE ALL OF THE COMPANY'S OUTSTANDING SHARES OF CAPITAL STOCK. THE REVERSE SPLIT WILL NOT AFFECT YOUR OVERALL PERCENTAGE OWNERSHIP OR YOUR PERCENTAGE OWNERSHIP RELATIVE TO ANY OF THE COMPANY'S OTHER STOCKHOLDERS, ASSUMING FULL CONVERSION OF THE UNCONVERTED
SHARES (AS DESCRIBED IN THE ACCOMPANYING INFORMATION STATEMENT).

         The Board of Directors fixed the close of business on July 12, 1999, as the record date for the determination of stockholders entitled to vote with respect to the above actions. The Directors and Consenting Stockholders of the Company, whose shares represent approximately 53.0% of all outstanding shares of the Company's capital stock entitled to vote on the above actions, have consented to all of the above actions. Therefore, because the Company has the requisite amount of stockholder votes necessary to approve these actions, the Company does not intend to hold a special stockholders meeting to consider these actions, and is not soliciting proxies from the other stockholders. In lieu thereof, the Company has prepared an information statement describing the actions, which are expected to become fully effective on or about August 16, 1999, the reasons therefore, and their effects upon the Company and its stockholders.

         Your attention is directed to the enclosed Information Statement.


                                   By Order of the Board of Directors


                                   /s/ Jon R. Marple
                                   -------------------------------------------
                                   Jon R. Marple
                                   President and Interim Chairman of the Board


Salt Lake City, Utah
July 27, 1999

                     SUPERIOR WIRELESS COMMUNICATIONS, INC.
                        210 SOUTH MAIN STREET, SUITE 900
                           SALT LAKE CITY, UTAH 84111

                  --------------------------------------------

                              INFORMATION STATEMENT

                  --------------------------------------------

                                  INTRODUCTION

         This Information Statement is furnished by the Board of Directors of Superior Wireless Communications, Inc. ( the "Company") in connection with the approval of the following actions, pursuant to the approval of the Board of Directors and the written consent of the holders of a majority of the outstanding voting securities of the Company: an amendment to the Company's Articles of Incorporation changing the name of the Company from "Superior Wireless Communications, Inc." to "JustWebit.com, Inc."; the approval of an amendment to the Articles of Incorporation to effect a 1 for 20 reverse stock split of all outstanding shares of the Company's common stock and corresponding adjustments to the terms of all other outstanding shares or securities convertible into common stock; and the approval of the Company's 1999 Equity Incentive Plan and the reservation of 1,000,000 shares of common stock for the issuance thereunder.

         This Information Statement is furnished by the Board of Directors of the Company to stockholders of the Company whose consent to the foregoing described actions has not been solicited. This Information Statement is first being mailed to stockholders on or about July 27, 1999. It is currently anticipated that the actions described in this Information Statement will become fully effective on or about August 16, 1999.


                    WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY.


OUTSTANDING SECURITIES AND VOTING RIGHTS

         This Information Statement and enclosed materials are being sent to stockholders of record as of July 12, 1999 (the "Record Date"). As of the Record Date, the date set by the Board of Directors for purposes of determining stockholders entitled to receive this Information Statement, there were outstanding 32,707,080 shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"), and 3,767,501 shares of the Company's Class A Convertible Cumulative Preferred Stock, par value $.001 per share (the "Preferred Stock;" collectively with the Common Stock, the "Voting Securities"), after giving effect to the conversion of 6,541,416 previously outstanding shares of Preferred Stock. See "Conversion of the Preferred Stock." Each holder of Voting Securities would normally be entitled to vote in person or by proxy for each share of Common Stock or Preferred Stock standing in his name on the books of the Company, as of the Record Date, on any matter submitted to the vote of the stockholders. Each of the actions set forth herein requires the affirmative vote of the majority of the outstanding shares of Voting Securities. However, under Nevada law, any action which may be taken at any stockholders' meeting may be taken by consent of the requisite number of stockholders required to take such action. By unanimous written consent dated July 15, 1999, the Board of Directors of the Company approved each of the actions set forth in this Information Statement. On or about July 15, 1999, Consenting Stockholders representing at least 50.1% of each class of the Company's Voting Securities, executed written consents authorizing and approving the actions set forth in this Information Statement. Since all necessary corporate action on the part of the Company to effectuate such actions have been taken, the Company is not soliciting proxies and will not hold a meeting with respect to the election of directors or the approval of the other actions herein described.

         This Information Statement is being distributed merely for information of those stockholders whose consent was not solicited. It is anticipated that the actions set forth in this Information Statement will become fully effective on or after August 16, 1999.

CONVERSION OF THE PREFERRED STOCK

         Effective October 17, 1998, 6,541,416 previously outstanding shares of the Company's Preferred Stock (the "Converted Shares") were converted into 32,707,080 shares of the Company's Common Stock, comprising the total number of shares of Common Stock outstanding as of the date of this Information Statement. No shares of Common Stock of the Company were outstanding immediately prior to the conversion of the Converted Shares. The Converted Shares were issued during the period from October 17, 1996, through October 16, 1998. Pursuant to the terms of the Preferred Stock, as adopted by resolution of the Board of Directors, each of the Converted Shares was automatically convertible into Common Stock no later than October 17, 1998. No consent by the Board of Directors or by the Company's stockholders, and no other action was required to effect the conversion. Accordingly, the Converted Shares were automatically converted into Common Stock on October 17, 1998.

         The Converted Shares were converted at a conversion price of $1.25 per share, whereby each of the Converted Shares was converted into such number of shares of Common Stock having a value of $1.25. The Company's Common Stock had a deemed value of $.25 per share equal to the closing bid price of the Company's Common Stock on the conversion date. Therefore, each of the Converted Shares was converted into five (5) shares of Common Stock. As a result of the conversion, the Company had a total of 32,707,080 shares of Common Stock outstanding as of the date of this Information Statement.

         After giving effect to the 1 for 20 reverse split of the Common Stock, all 32,707,080 shares of Common Stock presently outstanding will be combined and converted into approximately 1,635,354 shares. All outstanding shares of Preferred Stock and any other securities convertible into Common Stock will be subject to corresponding adjustments at the time of conversion.

         Holders of all 3,767,501 shares of Preferred Stock that are currently outstanding (the "Unconverted Shares") have agreed to convert their shares of Preferred Stock into shares of Common Stock. The Board of Directors has approved the conversion of the Unconverted Shares and the Unconverted Shares will be fully converted simultaneously with or immediately after the 1 for 20 reverse stock split. The Unconverted Shares are expected to convert into a total of approximately 941,876 shares of Common Stock, after appropriate adjustments to take into account the 1 for 20 reverse stock split.

         THE REVERSE STOCK SPLIT IS DESIGNED TO REDUCE ALL OF THE COMPANY'S OUTSTANDING SHARES OF CAPITAL STOCK. THE REVERSE SPLIT WILL NOT AFFECT YOUR OVERALL PERCENTAGE OWNERSHIP OR YOUR PERCENTAGE OWNERSHIP RELATIVE TO ANY OF THE COMPANY'S OTHER STOCKHOLDERS, ASSUMING FULL CONVERSION OF THE UNCONVERTED SHARES. See "Actions Approved by the Board of Directors and Approved by Written Consent of a Majority of the Outstanding Shares -- Approval of the Reverse Stock Split."

                           THE CONSENTING STOCKHOLDERS

         Stockholders of the Company, including the Company's President and Chairman of the Board and the other directors, representing voting rights equal to at least 50.1% of the shares entitled to vote on Company matters, have agreed to consent to the actions set forth in this Information Statement.

         The names of such stockholders, the number of shares of Common Stock and Preferred Stock such persons are entitled to vote on matters such as those proposed in this Information Statement and their respective percentages of Voting Securities as of the Record Date are as follows:


                              Number of       Percentage of    Number of       Percentage of    Number of
                            Common Shares     Common Share  Preferred Shares     Preferred    Voting Securities    Percentage of
                            Entitled to Vote     As of      Entitled to Vote    Shares As of  Entitled to Vote    Voting Securities
Name                       As of Record Date  Record Date   As of Record Date   Record Date   As of Record Date   As of Record Date
----                       -----------------  -----------   -----------------  -------------  -----------------   -----------------

Jon H. Marple &
   Mary E. Blake              13,807,265         42.2%            861,090           22.9%        14,668,355             40.2%
Jon Richard Marple               765,000          2.3%          1,220,655           32.4%         1,985,655              5.4%
Brooks M. Freeman                465,000          1.4%            353,269            9.4%           818,269              2.2%
Charles Bartell                  306,665          1.0%                  0            --             306,665              0.8%
Microwave Broadcasting
   Services, Inc.                500,000          1.5%            100,000            2.6%           600,000              1.6%
Ron Ellerbeck                    140,680          0.4%                  0            --             140,680              0.4%
Susan Ellerbeck                  169,000          0.5%                  0            --             169,000              0.5%
Jay Richardson                   693,205          2.1%                  0            --             693,205              1.9%

               Total:         16,846,815         51.4%          2,535,014           67.3%        19,381,829             53.0%
                             ------------     ----------      ------------        ---------     ------------          ---------

         These shares represent approximately 53.0% of the outstanding Voting Securities of the Company and at least 50.1% of each class of the Company's Voting Securities. Therefore, all such actions have been approved by written Consent of the Consenting Stockholders. The actions set forth in this Information Statement are expected to become fully effective on or about August 11, 1999.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following tables set forth information, as of June 30, 1999, concerning shares of the Company's Common Stock beneficially owned by (i) each stockholder known by the Company to be the beneficial owner of more than five percent (5 %) of the Company's Outstanding Common Stock, (ii) each stockholder known by the Company to be the beneficial owner of more than five percent (5%) of the Company's Preferred Stock, (iii) each director and officer of the Company, and (iv) all officers and directors of the Company as a group. Unless otherwise indicated, each person listed has sole voting and investment power over the shares beneficially owned by him. Unless otherwise indicated, the address of each named beneficial owner is the same as that of the Company's principal executive offices located at 210 South Main Street, Suite 900, Salt Lake City, Utah 84111.


                                                SHARES OF         PERCENTAGE OF         SHARES OF         PERCENTAGE OF
                                              COMMON STOCK        COMMON STOCK       PREFERRED STOCK     PREFERRED STOCK
                                               BENEFICIALLY       BENEFICIALLY         BENEFICIALLY        BENEFICIALLY
                                                  OWNED              OWNED (1)            OWNED                OWNED
                                             ---------------     ---------------     ---------------     ---------------

Jon H. Marple &
Mary E. Blake
  3419 Via Lido, Suite 619
  Newport Beach, CA  92663.................    13,807,265            42.2%                861,090             22.9%

Jon R. Marple
  1405 Crescent Road
  Park City, UT  84060.....................       765,000             2.3%              1,220,655             32.4%

Brooks M. Freeman
  634 Cribbs Drive
  Coppell, TX  75019.......................       465,000             1.4%                400,769              9.4%

Charles Bartell
  43 Canyon Drive
  Newport Beach, CA  92663.................       306,665             1.0%                      0               --

Officers and Directors as a group
   (3 individuals).........                     1,536,665             4.7%              1,214,359             32.23%
                                             ---------------     ---------------     ---------------     ---------------


(1) Beneficial ownership is determined in accordance with the applicable rules under the Securities Exchange Act of 1934 ("Exchange Act"). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable, or become exercisable within 60 days from the date hereof, are deemed outstanding. However, such shares are not deemed outstanding for purposes of computing the percentage ownership of any other person. Percentage ownership is based on 32,707,080 shares of Common Stock and 3,767,501 shares of Preferred Stock outstanding as of the Record Date and as of the date of this Information Statement.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth the annual and long-term cash and non-cash compensation paid and payable by the Company for services rendered in all capacities during the fiscal years ended December 31, 1998, 1997 and 1996, to the Company's interim Chairman and President.


                                           ANNUAL COMPENSATION                       LONG TERM COMPENSATION
                                   -----------------------------------     -----------------------------------------
                                                                                   AWARDS              PAYOUTS
                                                                           -----------------------    ------------
  NAME AND PRINCIPAL               SALARY      BONUS      OTHER ANNUAL     RESTRICTED   SECURITIES    LTIP PAYOUTS       ALL OTHER
       POSITION           YEAR       ($)        ($)       COMPENSATION       STOCK      UNDERLYING        ($)           COMPENSATION
                                                               ($)          AWARD(S)     OPTIONS/                           ($)
                                                                              ($)        SARS (#)
---------------------     ----   ---------     -----      ------------     ----------   ----------    ------------      ------------
Jon R. Marple Interim     1998   72,000(1)      -0-            -0-            -0-           -0-           -0-               -0-
Chairman, President,      1997   72,000(1)      -0-            -0-            -0-           -0-           -0-               -0-
Vice President and        1996   72,000(2)      -0-            -0-            -0-           -0-           -0-               -0-
Chief Financial
Officer


(1) Represents accrued salary that has not been paid as of the date of this Information Statement.

(2) Includes $38,000 of accrued salary that has not been paid as of the date of this Information Statement.

         Directors of the Company who are also employees do not receive cash compensation for their services as directors or members of the committees of the Board of Directors, but may be reimbursed for their reasonable expenses incurred in connection with attending meetings of the Board of Directors or management committees.

         The Company has not entered into any written employment agreement with its President or any of its other officers or employees.

                   ACTIONS APPROVED BY THE BOARD OF DIRECTORS
                                       AND
       APPROVED BY WRITTEN CONSENT OF A MAJORITY OF THE OUTSTANDING SHARES

         The Board of Directors and the Consenting Stockholders have approved and consented to the following actions, which are expected to become fully effective on or about August 16, 1999.

NAME CHANGE

Reason for Name Change

         The Board of Directors of the Company approved, and the holders of a majority of the outstanding shares have consented to, the change of the Company's name to "JustWebit.com, Inc." The Board of Directors believes that the interests of the Company and stockholders would be better served by the name JustWebit.com, because the new name reflects the Company's plan to provide on-line services.

Amendment to Articles of Incorporation

         The name change will take effect upon filing of a Certificate of Amendment to the Company's Articles of Incorporation substantially in the form attached hereto as Exhibit A. The Company expects to file the Certificate of Amendment with the Nevada Secretary of State on or about August 16, 1998.

APPROVAL OF REVERSE STOCK SPLIT

Reason for Stock Split

         The Board of Directors of the Company has approved, and the holders of a majority of the outstanding shares have consented to, a 1 for 20 reverse stock split of the Company's Common Stock (the "Reverse Stock Split") to reduce the number of all outstanding shares of Common Stock and all other outstanding securities convertible into Common Stock. The Board of Directors believes that the interests of the Company and its stockholders would be better served by the Reverse Stock Split and the resulting reduction in the number of outstanding shares.

Amendment to Articles of Incorporation

         The Reverse Stock Split will become effective upon filing a Certificate of Amendment substantially in the form attached to this Information Statement as Exhibit A. The Reverse Stock Split will be reflected in Article IV of the Articles of Incorporation. The Company expects to file the Certificate of Amendment with the Nevada Secretary of State on or about August 16, 1999.

Effect

         Upon the effective date of the Reverse Stock Split, every twenty (20) shares of the Company's Common Stock issued and outstanding as of such date will be converted, combined and reconstituted into one share of Common Stock. No fractional shares will be issued upon such conversion of the Common Stock. In lieu of any fractional shares, each holder of Common Stock who would otherwise have been entitled to receive a fraction of a share of Common Stock will receive the next highest whole number of shares. All outstanding shares of Preferred Stock and all other outstanding securities convertible into shares of Common Stock will be subject to appropriate and corresponding adjustments at the time of conversion.

         After giving effect to the Reverse Stock Split, the 32,707,080 shares of Common Stock presently issued and outstanding will be converted and combined into a total of 1,635,354 shares. All remaining shares previously issued and outstanding will be returned to the status of authorized but unissued shares. After giving effect to the Reverse Stock Split and assuming no additional shares will have been issued after the date of this Information Statement, the Company will have a total of 48,364,646 unissued shares of Common Stock, all of which will be available for issuance at the discretion of the Board of Directors and without any further approval from the stockholders.

         THE REVERSE STOCK SPLIT IS DESIGNED TO REDUCE THE TOTAL NUMBER OF THE COMPANY'S OUTSTANDING SHARES OF CAPITAL STOCK. THE REVERSE STOCK SPLIT WILL NOT AFFECT YOUR OVERALL PERCENTAGE OWNERSHIP OR YOUR PERCENTAGE OWNERSHIP RELATIVE TO ANY OF THE COMPANY'S OTHER STOCKHOLDERS, ASSUMING FULL CONVERSION OF THE UNCONVERTED SHARES. See "Conversion of the Preferred Stock."

APPROVAL OF 1999 EQUITY INCENTIVE PLAN

         On July 12, 1999, the Board of Directors of the Company adopted the Company's 1999 Equity Incentive Plan (the "Plan"), subject to stockholder approval. The Board of Directors believes the best interests of the Company and its stockholders will be best served by approving the Plan. The following summary description of the Plan is qualified in its entirety by reference to the Plan. The full text of the Plan is attached as Exhibit B to this Information Statement.

         PURPOSE. The plan is intended to provide incentive to key employees, officers, directors and others expected to provide significant services to the Company, to encourage proprietary interest in the Company, to encourage such key employees to remain in the employ of the Company, to attract new employees with outstanding qualifications, and to afford additional incentive to others to increase their efforts in providing significant services to the Company.

         ADMINISTRATION. The Plan will be administered by a Stock Option Committee to be established by the Board of Directors and which will at all times be composed of "non-employee directors;" provided, however, that the Board of Directors may abolish the Stock Option Committee at any time and revest administration of the Plan in the Board of Directors or a reconstituted Stock Option Committee. No member of the Stock Option Committee will vote on any matter affecting his or her own compensation.

         TYPES OF AWARDS. The Company's Plan provides for the grant of (i) incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and (ii) stock options that are not intended to qualify under Section 422 of the Code ("NQSOs"; collectively with ISOs, "Options"). The Plan also authorizes the award of (i) shares of restricted Common Stock ("Restricted Stock"), (ii) a cash bonus, stock bonus or other performance or incentive award that is paid in cash, stock or a combination of both ("Performance Award"), (iii) dividend equivalent rights ("DERs"), (iv) phantom stock rights ("PSRs") and (v) stock appreciation rights ("SARs").

         TERMS AND CONDITIONS OF AWARDS. Options granted under the Plan will vest and become exercisable as determined by the Stock Option Committee or the Board of Directors. Awards will be subject to the terms and restrictions of the awards made by the Stock Option Committee or the Board of Directors. Option and award recipients shall enter into a written stock options agreement with the Company. The Stock Option Committee or the Board of Directors has discretionary authority to select participants from among eligible persons and to determine, at the time an Option or award is granted, when and in what increments shares covered by the Option or award will vest and may be purchased. In the case of an Option, the Stock Option Committee or the Board of Directors also has the discretionary authority to determine, at the time such Option is granted, whether the Option is intended to be an ISO or a NQSO, provided, however, that certain restrictions applicable to ISOs are mandatory, including a requirement that ISOs not be issued for less than 100% of the then fair market value of the Common Stock (110% in the case of a grantee who holds more than 10% of the outstanding Common Stock) and a maximum of ten years (five years in the case of a grantee who holds more than 10% of the outstanding Common Stock). Fair market value means as of any given date, the value of one share of Common Stock, determined as follows: (i) If the shares are traded on an exchange, the price at which the shares traded at the close of business on the date of valuation; (ii) If the shares are traded over-the-counter on the NASDAQ System, the closing price if one is available, or the mean between the bid and asked prices quoted on the NASDAQ System at the close of business on the date of valuation; and
(iii) If neither (i) or (ii) applies, then the fair market value as determined by the Board of Directors or the Stock Option Committee in good faith. Such determination will be conclusive and binding on all persons.

         ELIGIBLE PERSONS. Officers and directors and employees of the Company and other person expected to provide significant services to the Company are eligible to participate in the Plan. ISOs may be granted to the officers and key employees of the Company. NQSOs and other awards may be granted to the directors, officers, key employees, agents and consultants of the Company or any of its subsidiaries, provided that the Stock Option Committee finds that the value of services rendered or to be rendered to the Company is at least equal to the value of the awards being granted.

         Under current law, ISOs may not be granted to any director of the Company who is not an employee, or to directors, officers and other employees of entities unrelated to the Company.

         SHARES SUBJECT TO THE PLAN. Subject to anti-dilution provisions for stock splits, stock dividends and similar events, the 1999 Equity Incentive Plan authorizes the grant of Options to purchase up to 1,000,000 shares of the Company's Common Stock, provided that at no time shall Options be granted to purchase an aggregate of more than five percent (5%) of the outstanding shares of the Company's Common Stock. The Company's Common Stock is currently traded on the Over-the-Counter Bulletin Board under the symbol "SUWL." Based on the closing bid price of $0.1875 per share on July 8, 1999, the 1,000,000 shares of Common Stock reserved under the Plan have an aggregate market value of approximately $187,500.

         TERM OF THE PLAN. Unless previously terminated by the Board of Directors, the Plan will terminate on July 11, 2004, and no options may be granted under the Plan thereafter, but existing options will remain in effect until the options are exercised or terminated by their terms.

         TERM OF OPTIONS. Each stock option must terminate no more than ten years from the date it is granted (or five years in the case of ISOs granted to an employee who is deemed to own in excess of ten percent (10%) of the combined voting power of the Company's outstanding equity stock). Stock options may be granted on terms providing for exercise either in whole or in part at any time or times during their restrictive terms, or only in specified percentages at the stated time periods or intervals during the term of the stock option.

         OPTION EXERCISE. The exercise price of any stock option granted under the Plan is payable in full in cash, or its equivalent as determined by the Stock Option Committee. The Company may make loans available to option holders to exercise stock options evidenced by a promissory note executed by the option holder and secured by a pledge of Common Stock with fair value at least equal to the principal of the promissory note, unless otherwise determined by the Stock Option Committee.

         AMENDMENT AND TERMINATION OF THE PLAN. The Board of Directors may, without affecting any outstanding stock options, from time to time revise or amend the Plan, and may suspend or discontinue it at any time. However, no such revision or amendment may, without stockholder approval, increase the number of shares subject to the Plan, modify the class of participants eligible to receive options granted under the Plan or extend the maximum option term under the Plan.

         OUTSTANDING OPTIONS. No options have been granted as of yet under the Plan.

         CERTAIN FEDERAL INCOME TAX CONSEQUENCES. Following is a brief summary of the principal federal income tax consequences of awards under the Plan. This summary is not an exhaustive description and does not describe all applicable federal, state or local tax laws.

         INCENTIVE STOCK OPTIONS. A Plan participant is not subject to federal income tax at the time of either the grant or the exercise of an ISO. In the year in which an ISO is exercised, however, the amount by which the fair market value of the shares of Common Stock received upon the exercise of an ISO exceeds the exercise price will constitute an adjustment to the optionholder's income in computing alternative minimum taxable income. Such adjustment could result in the imposition of, or increase the amount of, the optionholder's "alternative minimum tax" under the Code. If an optionholder does not dispose of such shares of Common Stock within two years after the ISO was granted or one year after the ISO was exercised, whichever is later (any such disposition, a "disqualifying event"), then any gain or loss recognized upon such disposition generally will be treated as long-term capital gain or loss. In such event, the Company will not receive a tax deduction on either the exercise of the ISO or on the sale of the underlying Common Stock.

         If an optionholder makes a "disqualifying disposition," the optionholder will realize ordinary income in an amount equal to the lesser of
(i) the fair market value of the Common Stock on the date the ISO is exercised minus the exercise price, or (ii) the sales price received by the optionholder on the disposition of such Common Stock minus the exercise price. In such event, the Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the optionholder. If a sale is a disqualifying disposition, the optionholder also may realize short-term or long-term capital gain or loss, if such shares constitute capital assets in an optionholder's hands. The gain or loss will be measured by the difference between the fair market value of the shares on the date of exercise of the ISO and the sales price of the shares.

         NON-QUALIFIED STOCK OPTIONS. No income is realized by an optionholder upon the grant of an NQSO. Upon the exercise of an NQSO, however, the amount by which the fair market value of the Common Stock on the date of exercise exceeds the exercise price will be taxed as ordinary income to an optionholder and the Company will be entitled to a deduction in an equal amount. Such amount will not be an adjustment to income in computing alternative minimum taxable income. Upon subsequent sales of Common Stock received on exercise of NQSOs, an optionholder may realize short-term or long-term capital gain or loss, depending upon the holding period of the shares, if the shares constitute capital assets in the optionholder's hands. The gain or loss will be measured by the difference between the sales price and the amount of ordinary income realized by the optionholder as a result of such exercise.

         RESTRICTED STOCK. A participant who has been awarded Restricted Stock will not realize taxable income at the time of the award, and the Company will not be entitled to a deduction at that time; provided, however, that the participant may elect to treat the value of the shares as income at the time of receipt (without regard to restrictions) by filing with the IRS (with a copy to the Company) an election under Section 83(b) of the Code no later than thirty
(30) days after the issuance date. When the restrictions on the Restricted Stock lapse, the participant will have ordinary income and the Company will have a corresponding deduction. The measure of such income or deduction will be the fair market value of the shares at the time the restrictions lapse.

         SARs AND PSRs. No income is realized by a holder of an SAR or PSR at the time the SAR or PSR is granted; however, upon exercise, the amount of cash or the fair market value of the shares of Common Stock received will be taxable as ordinary income to the holder thereof and the Company will be entitled to a deduction in an equal amount.

         DERs. A recipient of a DER award will not realize taxable income at the time of grant and the Company will not be entitled to a deduction at that time. When a dividend equivalent is paid, the participant will recognize ordinary income, and the Company will be entitled to a deduction. The measure of the income and deduction will be the amount of cash and the fair market value of the shares at the time the DER is paid.

         PERFORMANCE AWARDS. A recipient of a Performance Award will realize ordinary income upon receipt of the Performance Award in an amount equal to the sum of (i) any cash paid as part of the Performace Award, and (ii) the fair market value of the shares of Common Stock included in the Performance Award. The recipient will be subject to federal income tax upon receipt of the Performance Award. The Performance Award will be subject to withholding in the same manner as salaries and bonus compensation.

         MILLION DOLLAR COMPENSATION LIMIT. The Code limits the deductibility (under certain circumstances) of compensation that exceeds $1,000,000 annually that is paid by the Company to its president and to its four most highly compensated officers (other than the President) as determined at the end of the Company's taxable year. The Code and the regulations promulgated thereunder provide certain exclusions from the amounts included in the $1,000,000 limitation, including compensation that is "qualified performance-based compensation" within the meaning of the regulations. The Plan generally is intended to satisfy the requirements set forth in the regulations with respect to "qualified performance-based compensation" with respect to Options that are exercisable at an exercise price of not less than 100% of the fair market value of a share of Common Stock on the date of grant, the compensatory element of such NQSO (I.E., the excess of such fair market value over the exercise price) will not constitute "qualified performance-based compensation," unless the exercise of options is contingent on the attainment of pre-established performance goals.

         MISCELLANEOUS. The Plan is not qualified under Section 401 of the Code. In addition, the Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Plan is not intended to be a funded plan.

                                 OTHER BUSINESS

         No further business will be transacted by Written Consent to corporate action in lieu of meeting of stockholders to which this Information Statement pertains.

                         COSTS OF INFORMATION STATEMENT

         This Information Statement has been prepared by the Company and its Board of Directors, and the Company will bear the costs of distributing this Information Statement to stockholders, including the expense of preparing, assembling, printing, and mailing the Information Statement and attached materials. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses, and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding this Information Statement and related materials to stockholders. The Company may pay for and use the services of other individuals or companies not regularly employed by the Company in connection with the distribution of this Information Statement if the Board of Directors of the Company determines that this is advisable.

                                     By the order of the Board of Directors,



                                     /s/ Jon R. Marple
                                     -------------------------------------------
                                     Jon R. Marple
                                     President and Interim Chairman of the Board

Salt Lake City, Utah
July 27, 1999

                                    EXHIBIT A

                       FORM OF CERTIFICATE OF AMENDMENT TO
                            ARTICLES OF INCORPORATION


                            (AFTER ISSUANCE OF STOCK)


                     SUPERIOR WIRELESS COMMUNICATIONS, INC.

         I the undersigned, Jon R. Marple, President and Secretary of Superior Wireless Communications, Inc. (the "Corporation") does hereby certify:

         1. That the name of the Corporation is "Superior Wireless Communications, Inc."

         2. That the Board of Directors of the Corporation by Unanimous Written Consent duly executed on the 12th day of July, 1999, adopted resolutions to amend the Articles of Incorporation as follows:

                  RESOLVED, that it is advisable in the judgment of the Board of Directors of the Corporation that the name of the Corporation be changed and that, in order to accomplish the same, Article I of the Articles of Incorporation be amended and restated in its entirety to read as follows:

                  "The name of this corporation is JustWebit.com, Inc."

                  RESOLVED, that it is advisable in the judgment of the Board of Directors of the Corporation that the Corporation effect a 1 for 20 reverse stock split of the Corporation's Common Stock, and that, in order to accomplish the same, Article IV of the Articles of Incorporation be amended and restated in its entirety as follows:

                  "The aggregate number of shares of all classes of capital stock which the Corporation has authority to issue is 65,000,000 of which 50,000,000 are to be shares of common stock, $0.001 par value per share, and of which 15,000,000 are to be shares of serial preferred stock, $0.001 par value per share. The shares may be issued by the Corporation from time to time as approved by the board of directors of the Corporation without the approval of the stockholders except as otherwise provided in this Article IV or the rules of a national securities exchange if applicable. The consideration for the issuance of the shares shall be paid to or received by the Corporation in full before their issuance and shall not be less than the par value per share. The consideration for the issuance of the shares shall be cash, services rendered, personal property (tangible or intangible), real property, leases of real property or any combination of the foregoing. In the absence of actual fraud in the transaction, the judgment of the board of directors as to the value of such consideration shall be conclusive. Upon payment of such consideration such shares shall be deemed to be fully paid and nonassessable. In the case of a stock dividend, the part of the surplus of the Corporation which is transferred to stated capital upon the issuance of shares as a stock dividend shall be deemed to be the consideration for their issuance.

                  A description of the different classes and series (if any) of the Corporation's capital stock, and a statement of the relative powers, designations, preferences and rights of the shares of each class and series (if any) of capital stock, and the qualifications, limitations or restrictions thereof, are as follows:

                           A. COMMON STOCK. Except as provided in this
                  Certificate, the holders of the common stock shall exclusively posses all voting power. Subject to the provisions of this Certificate, each holder of shares of common stock shall be entitled to one vote for each shares held by such holders.

                           Whenever there shall have been paid, or declared and
                  set aside for payment, to the holders of the outstanding shares of any class or series of stock having preference over the common stock as to the payment of dividends, the full amount of dividends and sinking fund or retirement fund or other retirement payments, if any, to which such holders are respectively entitled in preference to the common stock, then dividends may be paid on the common stock, and on any class or series of stock entitled to participate therewith as to dividends, out of any assets legally available for the payment of dividends, but only when and as declared by the board of directors of the Corporation.

                           In the event of any liquidation, dissolution or
                  winding up of the Corporation, after there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class having preference over the common stock in any such event, the full preferential amounts to which they are respectively entitled, the holders of the common stock and of any class or series of stock entitled to participate therewith, in whole or in part, as to distribution of assets shall be entitled, after payment or provision for payment of all debts and liabilities of the Corporation, to receive the remaining assets of the Corporation available for distribution, in cash or in kind.

                           Each share of common stock shall have the same
                  relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of common stock of the Corporation.

                           B. SERIAL PREFERRED STOCK. Except as provided in this
                  Certificate, the board of directors of the Corporation is authorized, by resolution or resolutions from time to time adopted, to provide for the issuance of serial preferred stock in series and to fix and state the powers, designations, preferences and relative, participating, optional or other special rights of the shares of each such series, and the qualifications, limitation or restrictions thereof, including, but not limited to, determination of any of the following:

                                    (1) the distinctive serial designation and
                  the number of shares constituting such series;

                                    (2) the rights in respect of dividends, if
                  any, to be paid on the shares of such series, whether dividends shall be cumulative and, if so, from which date or dates, the payment or date or dates for dividends, and the participating or other special rights, if any, with respect to dividends;

                                    (3) the voting powers, full or limited, if
                  any, of the shares of such series;

                                    (4) whether the shares of such series shall
                  be redeemable and, if so, the price or prices at which, and the terms and conditions upon which such shares may be redeemed;

                                    (5) the amount or amounts payable upon the
                  shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

                                    (6) whether the shares of such series shall
                  be entitled to the benefits of a sinking or retirement fund to be applied to the purchase or redemption of such shares, and, if so entitled, the amount of such fund and the manner of its application, including the price or prices at which such shares may be redeemed or purchased through the application of such funds;

                                    (7) whether the shares of such series shall
                  be convertible into, or exchangeable for, shares of any other class or any other series of the same or any other class or classes of stock of the Corporation and, if so convertible or exchangeable, the conversion price or prices, or the rate or rates of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

                                    (8) the subscription or purchase price and
                  form of consideration for which the shares of such series shall be issued; and

                                    (9) whether the shares of such series which
                  are redeemed or converted shall have the status of authorized but unissued shares of serial preferred stock and whether such shares may be reissued as shares of the same or any other series of serial preferred stock.

                  Each share of each such series of serial preferred stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of the Corporation of the same series, except the times from which dividends on shares which may be issued from to time of any such series may begin to accrue.

                  Upon the date of filing of this amendment to the Articles of Incorporation, every twenty (20) shares of Common Stock issued and outstanding are hereby converted, combined and reconstituted into one share of Common Stock. No fractional shares shall be issued upon such conversion of the Common Stock. In lieu of any fractional shares, each holder of Common Stock who would otherwise have been entitled to receive a fraction of a share of Common Stock upon surrender of Common Stock certificates for exchange pursuant to this Article IV shall be entitled to receive a stock certificate representing the next highest whole number of shares. Any and all other outstanding shares or securities that are convertible into Common Stock shall be subject to appropriate and corresponding adjustments at the time of conversion."

                  RESOLVED, that in lieu of a special meeting of stockholders, the Corporation will conduct a Consent Vote for the approval of the above-described name change and reverse stock split pursuant to the foregoing amendments to Article I and Article IV of the Articles of Incorporation; and further

                  RESOLVED, that, in the event that the said stockholders shall adopt the aforesaid proposed amendments by a written consent in favor thereof signed by holders of at least a majority of the voting power without a meeting, the Corporation is hereby authorized to make by the hands of its President or a Vice President and by its Secretary or an Assistant Secretary a certificate setting forth the said amendments and to cause the same to be filed pursuant to the provisions of Nevada Revised Statutes, Title 7, Chapter 78.

         3. That the total number of shares of the corporation outstanding and entitled to vote on the foregoing Amendment(s) to the Articles of Incorporation is 36,474,581.

         4. That the above-described changes and Amendment(s) have been consented to and approved by holders of at least a majority of shares of each class of stock outstanding and entitled to vote thereon, acting by written consent in accordance with the provisions of Nevada Revised Statutes, Title 7,
Section 78.320.



Signed on ________, 1999.



                                          ______________________________________
                                          Jon R. Marple, President and Secretary

STATE OF                   )
                           ) ss.
COUNTY OF                  )

On July ____, 1999, personally appeared before me, a Notary Public for the State and County aforesaid, JON R. MARPLE, as President and Secretary of Superior Wireless Communications, Inc., who acknowledged that he executed the above instrument.



                                                  ______________________________
                                                  Notary Public




[Notarial Seal]

                                    EXHIBIT B

                     SUPERIOR WIRELESS COMMUNICATIONS, INC.
                           1999 EQUITY INCENTIVE PLAN,
                           ADOPTED AS OF JULY 12, 1999

                     SUPERIOR WIRELESS COMMUNICATIONS, INC.
                           1999 EQUITY INCENTIVE PLAN
                           ADOPTED AS OF JULY 12, 1999

1. PURPOSE. The Plan is intended to provide incentive to key employees, officers, directors and others expected to provide significant services to the Company, to encourage proprietary interest in the Company, to encourage such key employees to remain in the employ of the Company, to attract new employees with outstanding qualifications, and to afford additional incentive to others to increase their efforts in providing significant services to the Company. The Plan seeks to achieve this purpose by providing for Grants in the form of Options, Restricted Shares, stock appreciation rights, dividend equivalent rights, phantom stock rights and Performance Awards, including the direct award or sale of Shares of the Company's Common Stock.

2. DEFINITIONS.

        a. "Act" shall mean the Securities Act of 1933, as amended, 15 U.S.C.
Section 77a et seq.

        b. "Agreement" shall mean the agreement entered into between the Company and the recipient of a Grant pursuant to section 7(b)(i) hereof.

        c. "Board" shall mean the Board of Directors of the Company.

        d. "Code" shall mean the Internal Revenue Code of 1986, as amended.

        e. "Committee" shall mean the committee, consisting solely of individuals who meet the qualifications to be a "Non-Employee Director" as defined in Rule 16b-3("Rule 16-3"), 17 C.F.R. Section 240.16b-3, and "Outside Directors" as defined in Treasury Regulation Section 1.162- 27(e)(3)(i), appointed by the Board in accordance with Section 4 of the Plan.

        f. "Common Stock" shall mean the Common Stock, par value $0.001 per share, of the Company.

        g. "Company" shall mean Superior Wireless Communications, Inc., a Nevada corporation.

        h. "DER" shall mean a dividend equivalent right consisting of the right to receive, as specified by the Committee or the Board at the time of Grant, either (i) cash or (ii) PSRs, in an amount equal to the dividend distributions paid on a share of Common Stock.

        i. "Disability" shall mean the condition of an Employee or member of the Board who is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

        j. "Grant" shall mean the issuance of an Incentive Stock Option, Non-statutory Stock Option, Restricted Share, DER, SAR, PSR, Performance Award or any combination thereof, or other right under the Plan, to an Eligible Person.

        k. "Eligible Persons" shall mean officers, directors and employees of the Company and other persons expected to provide significant services to the Company. For purposes of this Plan, or a consultant, vendor, customer, or other provider of significant services to the Company will be eligible to receive Non-statutory Stock Options, SARs, DERs or PSRs only after finding the value of the services rendered or to be rendered to the Company is at least equal to the value of the Grants being awarded.

        l. "Employee" shall mean an individual, including an officer of the Company, who is employed (within the meaning of Code Section 3401 and the regulations thereunder) by the Company.

        m. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, 15 U.S.C. Section 78a et seq.

        n. "Exercise Price" shall mean the price per Share of Common Stock, determined by the Board or the Committee, at which an Option may be exercised.

        o. "Fair Market Value" shall mean the value of one (1) Share of Common Stock, determined as follows:

                i. If the Shares are traded on an exchange, the price at which Shares traded at the close of business on the date of valuation;

                ii. If the Shares are traded over-the-counter on the NASDAQ System, the closing price if one is available, or the mean between the bid and asked prices on said System at the close of business on the date of valuation; and

                iii. If neither (i) nor (ii) applies, the fair market value as determined by the Board or the Committee in good faith. Such determination shall be conclusive and binding on all persons.

        p. "Incentive Stock Option" shall mean an Option of the type described in Section 422(b) of the Code issued to an Employee.

        q. "Non-statutory Stock Option" shall mean an Option not described in
Section 422(b) of the Code.

        r. "Option" shall mean any option, whether an Incentive Stock Option or a Non- statutory Stock Option, to purchase a share of Common Stock granted pursuant to the Plan.

        s. "Optionee" shall mean any Eligible Person who has received an Option.

        t. "Performance Award" shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, stock or a combination of both.

        u. "Plan" shall mean the Superior Wireless Communications, Inc. 1999 Equity Incentive Plan, as it may be amended from time to time.

        v. "PSR" shall mean a phantom stock right, consisting of the unfunded deferred obligation of the Company (i) to pay the recipient of a PSR upon exercise an amount of cash equal to the Fair Market Value at the time of exercise of the number of Shares to which the PSR Grant relates, and (ii) if so provided in the applicable Agreement, to grant credits based on the cash dividend that would be paid on the number of Shares to which the PSR Grant relates.

        w. "Purchase Price" shall mean the Exercise Price times the number of Shares with respect to which an Option is exercised.

        x. "Restricted Share" shall mean a Share sold or granted to an Eligible Person which is nontransferable and subject to substantial risk of forfeiture until restrictions lapse.

        y. "SAR" shall mean a stock appreciation right, consisting of the unfunded deferred obligation of the Company to pay the recipient of the SAR upon exercise an amount of cash equal to the excess, if any, of (i) the Fair Market Value of the number of Shares to which the SAR Grant relates at the time that the recipient exercises the SAR over (ii) the Fair Market Value at the time that the SAR was issued.

        z. "Share" shall mean one (1) share of Common Stock, adjusted in accordance with Section 10 of the Plan (if applicable).

        aa. "Subsidiary" shall mean any corporation, partnership, or other entity at least fifty percent (50%) of the economic interest in the equity of which is owned by the Company or by another Subsidiary.

        bb. "Termination of Employment" shall mean the time when the employee-employer relationship or directorship between the Optionee and the Company is terminated for any reason, with or without cause, including but not limited to any termination by resignation, discharge, death or retirement; provided, however, Termination of Employment shall not include a termination where there is a simultaneous reemployment of the Optionee by the Company. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including but not limited to the question of whether any Termination of Employment was for cause and all questions of whether particular leaves of absence constitute Terminations of Employment. With respect to Incentive Stock Options, a leave of absence for disability shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for the purposes of Section 422(c)(6) of the Code.

3. EFFECTIVE DATE. The Plan became effective as of July 11, 1999, the date that is was adopted by the Board, subject to approval by the Company's shareholders. The Plan will have been submitted to shareholders for their approval within twelve months after receipt of Board approval. Any Grants awarded before approval of the amendment and restatement of the Plan by the Company's shareholders shall be accrued for the benefit of the participant until the Plan has been approved by the shareholders.

4. ADMINISTRATION.

        a. Membership on Committee. The Plan shall be administered by the Committee; provided, however, that the Board of Directors may abolish the Committee at any time and revest administration of the Plan in the Board of Directors or a reconstituted Committee. The Board shall appoint one of the members of the Committee as Chairman of the Committee.

        b. Committee Meetings. The Committee shall hold meetings at such times and places as it may determine. Acts of a majority of the Committee, or acts approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

        c. Grant Awards. The Committee shall from time to time at its discretion select the Eligible Persons who are to be issued Grants, determine the number of Shares (i) to be optioned, issued or sold, or (ii) with respect to which the Grant is to be issued, and designate any Options granted as Incentive Stock Options or Non-statutory Stock Options, except that no Incentive Stock Option may be granted to an Eligible Person who is not an Employee of the Company. The Committee shall determine the terms and conditions, not inconsistent with the terms of the Plan, of any Grants awarded hereunder (including, but not limited to the performance goals and periods applicable to the award of Grants). The interpretation and construction by the Committee of any provision of the Plan or of any Option granted thereunder shall be final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant hereunder.

        d. The Board may abolish the Committee at any time and revest the administration of the Plan in the Board or in a reconstituted Committee.

5. PARTICIPATION. Only Eligible Persons shall be eligible to receive grants of Options under the Plan.

6. STOCK. The stock that may be issued or transferred pursuant to a Grant under the Plan shall be Shares of the Company's authorized but unissued or reacquired Common Stock. The aggregate number of Shares which may be issued or transferred pursuant to a Grant under the Plan shall not exceed 1,000,000 Shares. The number of Shares subject to Grants or other rights, outstanding at any time under the Plan shall not exceed the number of Shares remaining available for issuance under the Plan and shall not at any time exceed 5% of the total outstanding shares of the Company's Common Stock. In the event that any outstanding Option or any other Grant for any reason expires or is terminated, the Shares allocable to the unexercised portion of such Option or other Grant may again be made subject to any Option or other Grant. If a Restricted Share is forfeited before any dividends have been paid with respect to such Restricted Share, then such Restricted Share shall again become available for grant or award under the Plan. The limitations established by this Section 6 shall be subject to adjustment in the manner provided in Section 10 hereof upon the occurrence of an event specified therein.

7. TERMS AND CONDITIONS OF GRANTS.

        a. Agreements. Grants to Eligible Persons shall be evidenced by written Agreements in such form as the Committee shall from time to time determine. Such Agreements shall comply with and be subject to the terms and conditions set forth below.

        b. Number of Shares. Each Option or other Grant granted to an Eligible Person shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Section 10 hereof.

        c. Grants. Subject to the terms and conditions of the Plan and consistent with the Company's intention for the Committee to exercise the greatest permissible flexibility under Rule 16b-3 in awarding Grants, the Committee shall have the power:

                i. To determine from time to time the Grants to be granted to Eligible Persons under the Plan and to prescribe the terms and provisions (which need not be identical) of Grants granted under the Plan to such persons;

                ii. To construe and interpret the Plan and Grants thereunder and to establish, amend, and revoke rules and regulations for administration of the Plan. In this connection, the Committee may correct any defect or supply any omission, or reconcile any inconsistency in the Plan, in any Agreement, or in any related agreements, in the manner and to the extent it shall deem necessary or expedient to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final and binding upon the Company and the Optionees and Grantees;

                iii. To amend any outstanding Grant, subject to Section 12 hereof, and to accelerate or extend the vesting or exercisability of any Grant and to waive conditions or restrictions on any Grants, to the extent it shall deem appropriate; and

                iv. Generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company with respect to the Plan. Each Option granted shall state the Exercise Price. The Exercise Price for any Option shall not be less than the Fair Market Value on the date of Grant.

        d. Medium and Time of Payment. The Purchase Price for each Option granted shall be payable in full in United States dollars upon the exercise of the Option. In the event the Company determines that it is required to withhold taxes as a result of the exercise of an Option, as a condition to the exercise thereof, an Employee may be required to make arrangements satisfactory to the Company to enable it to satisfy such withholding requirements in accordance with
Section 15 hereof. If the applicable Agreement so provides, the Purchase Price may be paid in one or a combination of the following:

                i. By the surrender of Shares in good form for transfer, owned by the person exercising the Option and having a Fair Market Value on the date of exercise equal to the Purchase Price, or in any combination of cash and Shares, as long as the sum of the cash so paid and the Fair Market Value of the Shares so surrendered equal the Purchase Price;

                ii. By cancellation of indebtedness owed by the Company to the Optionee;

                iii. By a loan or extension of credit from the Company evidenced by a full recourse promissory note executed by the Optionee. The interest rate and other terms and conditions of such note shall be determined by the Committee. The Committee may require that the Optionee pledge his or her Shares to the Company for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares be released to the Optionee until such note shall have been paid in full.

        e. Term and Nontransferability of Grants and Options.

                i. Each Grant shall state the time or times which all or part thereof becomes exercisable, subject to the following restrictions.

                ii. No Grant shall be exercisable except by the recipient.

                iii. No Option shall be assignable or transferable, except pursuant to a qualified domestic relations order as defined in Code
        Section 414(p) or, in the event of the Optionee's death, by will or the laws of descent and distribution.

                iv. No Option shall be exercisable (i) until at least six (6) months after the date of grant and (ii) after the expiration of ten (10) years from the date it was granted.

                v. Unless otherwise provided in the Agreement, no DERs, SARs and PSRs shall be exercisable (i) until at least six (6) months after the date of grant and (ii) after three (3) months after the recipient's departure from employment for the Company, the Manager or Subsidiary, subject to subsections (f), (g), (h), (i), (j), (k) and (l) below.

        f. Termination of Employment, Except by Death or Disability. Upon any Termination of Employment for any reason other than his or her death or Disability, a recipient of a Grant shall have the right, subject to the restrictions of (c) above, to exercise his or her Grant at any time within three
(3) months after Termination of Employment, but only to the extent that, at the date of Termination of Employment, the recipient's right to exercise such Grant had accrued pursuant to the terms of the applicable Agreement and had not previously been exercised; provided, however, that if the recipient was terminated as an Employee or removed as a member of the Board for cause (as defined in the applicable Agreement or as determined by the Committee) any Grant not exercised in full prior to such termination shall be canceled. For this purpose, the employment relationship shall be treated as continuing intact while the recipient is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Committee). The foregoing notwithstanding, in the case of an Incentive Stock Option, employment shall not be deemed to continue beyond the ninetieth (90th) day after the Optionee's reemployment rights are guaranteed by statute or by contract.

        g. Death of Recipient. If the recipient of a Grant dies while an Eligible Person or within three (3) months after any Termination of Employment other than for cause, and has not fully exercised the Grant, then the Grant may be exercised in full, subject to the restrictions of (c) above, at any time within twelve (12) months after the recipient's death, by the executors or administrators of his or her estate or by any person or persons who have acquired the Grant directly from the recipient by bequest or inheritance, but only to the extent that, at the date of death, the recipient's right to exercise such Grant had accrued and had not been forfeited pursuant to the terms of the applicable Agreement and had not previously been exercised.

        h. Disability of Grant Recipient. Upon Termination of Employment for reason of Disability, such Grant recipient shall have the right, subject to the restrictions of (c) above, to exercise the Grant at any time within twelve (12) months after Termination of Employment, but only to the extent that, at the date of Termination of Employment, the Grant recipient's right to exercise such Grant had accrued pursuant to the terms of the applicable Agreement and had not previously been exercised.

        i. Rights as a Shareholder. An Optionee, a transferee of an Optionee, or the holder of a DER, PSR or SAR shall have no rights as a shareholder with respect to any Shares covered by his or her Grant until, in the case of an Optionee, the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 10 hereof.

        j. Modification, Extension and Renewal of Option. Within the limitations of the Plan, and only with respect to Options granted, the Committee may modify, extend or renew outstanding Options or accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefor. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted.

        k. Grants to Committee Members. Grants to Committee members are subject to approval by the Committee (or by the Board, in either case) without the participation or vote of the proposed recipient.

        l. Officers. Directors and officers who fall within the definition of the term "Officer" under SEC Rule 16a-1(f), 17 C.F.R. Section 240.16a-1(f), shall deliver to the Secretary of the Company an executed notice of any intention to sell Shares acquired hereunder. Such notice, which shall specify the number of Shares to be sold and the date such Shares were acquired, shall be provided at least one full business day in advance of the proposed sale.

        m. Unfunded Status of Plan. The Plan constitutes an unfunded incentive compensation plan. A recipient of a Grant shall have only the rights of a general creditor of the Company.

        n. Other Provisions. The Agreements authorized under the Plan may contain such other provisions not inconsistent with the terms of the Plan (including, without limitation, restrictions upon the exercise of the Option) as the Committee shall deem advisable.

        o. Additional Terms and Conditions of Restricted Shares. Grants or awards of Restricted Shares shall be subject to the additional terms and conditions:

                i. Unless prohibited by law, Restricted Shares may be awarded in combination with other Grants and such an award may provide that the Restricted Shares will be forfeited in the event that the related Grants are exercised.

                ii. Each Agreement shall specify the conditions upon which Restricted Shares shall become vested, in full or in installments. To the extent required by applicable law, each Restricted Share shall become exercisable no less rapidly than the rate of 20% per year for each of the first five years from the date of grant. Subject to the preceding sentence, the exercisability or vesting of any Restricted Share shall be determined by the committee in its sole discretion.

                iii. The Committee may determine at the time of making a Grant or thereafter, that such Grant shall become fully vested in the event that a Change in Control occurs with respect to the Company.

                iv. Holders of Restricted Shares awarded or granted under the Plan shall have the same voting, dividend and other rights as the Company's other shareholders. An Agreement, however, may require that the holders invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Grant or other right with respect to which the dividends were paid. Such additional Restricted Shares shall not reduce the number of Shares available under Section 6.

8. LIMITATION ON VALUE OF EXERCISABLE SHARES. In the case of Incentive Stock Options granted hereunder, the aggregate Fair Market Value (determined as of the date of the grant thereof) of the Shares with respect to which Incentive Stock Options become exercisable by any employee of the Company for the first time during any calendar year (under this Plan and all other plans maintained by the Company, its parent or its Subsidiaries) shall not exceed $100,000.

9. TERM OF PLAN. Options may be granted pursuant to the Plan until the expiration of five (5) years from the effective date of the Plan.

10. RECAPITALIZATIONS AND CHANGES IN CONTROL.

        a. Subject to any required action by shareholders, and provided that all requirements of Rule 16b-3 are satisfied, the number of Shares covered by the Plan as provided in Section 6 hereof, the number of Shares covered by each outstanding Option and the Exercise Price thereof and the rights under the Grant of a DER, PSR or SAR shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only of Common Stock) or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company.

        b. Subject to any required action by shareholders, if the Company is the surviving corporation in any merger or consolidation, each outstanding Option and the rights under the Grant of a DER, PSR or SAR shall pertain and apply to the securities to which a holder of the number of Shares subject to the Option would have been entitled. In the event of a merger or consolidation in which the Company is not the surviving corporation, the date of exercisability of each outstanding Grant shall be accelerated to a date prior to such merger or consolidation, unless the agreement of merger or consolidation provides for the assumption of the Grant by the successor to the Company.

        c. To the extent that the foregoing adjustments relate to securities of the Company, such adjustments shall be made by the Committee, whose determination shall be conclusive and binding on all persons.

        d. Except as expressly provided in this Section 10, the recipient of the Grant shall have no rights by reason of subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option.

        e. Grants made pursuant to the Plan shall not affect in any way the right or power to the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business assets.

        f. Upon the occurrence of a Change of Control as defined in this Section 10:

                i. Each outstanding Option and Stock Appreciation Right shall automatically become fully exercisable.

                ii. All restrictions and conditions on each PSR and DER shall automatically lapse and all Grants under the Plan shall be deemed fully vested.

        g. "Change of Control" shall mean the occurrence of any one of the following events:

                i. any "person," as such term is used in Sections 13(d) and 14(d) of the Act (other than the Company, any of its Affiliates or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its Affiliates) together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Act) of such person, shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 20% or more of either (A) the combined voting power of the Company's then outstanding securities having the right to vote in an election of the Board of Directors ("voting securities") or (B) the then outstanding Shares (in either such case other than as a result of an acquisition of securities directly from the Company); or

                ii. persons who, as of the effective date of the amendment and restatement of the Plan, constitute the Company's Board of Directors (the "Incumbent Directors") cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a Director of the Company subsequent to the Effective Date whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors shall, for purposes of this Plan, be considered an Incumbent Director; or

        h. the shareholders of the Company shall approve (A) any consolidation or merger of the Company or any Subsidiary where the shareholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate 80% or more of the voting securities of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or (C) any plan or proposal for the liquidation or dissolution of the Company.

        i. Notwithstanding the foregoing, a "Change of Control" shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of Shares or other voting securities outstanding, increases (x) the proportionate number of Shares beneficially owned by any person to 20% or more of the Shares then outstanding or (y) the proportionate voting power represented by the voting securities beneficially owned by any person to 20% or more of the combined voting power of all then outstanding voting securities; provided, however, that if any person referred to in clause (x) or (y) of this sentence shall thereafter become the beneficial owner of any additional Shares or other voting securities (other than pursuant to a stock split, stock dividend, or similar transaction), then a "Change of Control" shall be deemed to have occurred for purposes of this subsection (g).

11. SECURITIES LAW REQUIREMENTS.

        a. Legality of Issuance. The issuance of any Shares upon the exercise of any Option and the grant of any Option shall be contingent upon the following:

                i. the Company and the Optionee shall have taken all actions required to register the Shares under the Act, and to qualify the Option and the Shares under any and all applicable state securities or "blue sky" laws or regulations, or to perfect an exemption from the respective registration and qualification requirements thereof;

                ii. any applicable listing requirement of any stock exchange on which the Common Stock is listed shall have been satisfied; and

                iii. any other applicable provision of state or federal law shall have been satisfied.

        b. Restrictions on Transfer. Regardless of whether the offering and sale of Shares under the plan has been registered under the Act or has been registered or qualified under the securities laws of any state, the Company may impose restrictions on the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities laws of any state or any other law. In the event that the sale of Shares under the Plan is not registered under the Act but an exemption is available which required an investment representation or other representation, each Optionee shall be required to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Company and its counsel. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 11 shall be conclusive and binding on all persons. Stock certificates evidencing Shares acquired under the Plan pursuant to an unregistered transaction shall bear the following restrictive legend and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law.

        "THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT."

        c. Registration or Qualification of Securities. The Company may, but shall not be obligated to, register or qualify the issuance of Options and/or the sale of Shares under the Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the issuance of Options or the sale of Shares under the plan to comply with any law.

        d. Exchange of Certificates. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing shares sold under the Plan is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

12. AMENDMENT OF THE PLAN. The Board or the Committee may from time to time, with respect to any Shares at the time not subject to Options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever.

13. EFFECT OF CERTAIN TRANSACTIONS. In the case of (i) the dissolution or liquidation of the Company, (ii) a reorganization, merger, consolidation or other business combination in which the Company is acquired by another entity or in which the Company is not the surviving entity, or (iii) the sale of all or substantially all of the assets of the Company to another entity, the Plan and the Grants issued hereunder shall terminate upon the effectiveness of any such transaction or event, unless provision is made in connection with such transaction for the assumption of Grants theretofore granted, or the substitution for such Grants of new Grants, by the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and the per share exercise prices, as provided in Section 10. In the event of such termination, all outstanding Options and Grants shall be exercisable in full for at least fifteen days prior to the date of such termination whether or not otherwise exercisable during such period.

14. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of Common Stock pursuant to the exercise of an Option will be used for general corporate purposes.

15. TAX WITHHOLDING.

        a. Each recipient of a Grant shall, no later than the date as of which the value of any Grant first become includable in the gross income of the recipient for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Company regarding payment of any federal, state or local taxes of any kind that are required by law to be withheld with respect to such income.

        b. A recipient may elect to have such tax withholding satisfied, in whole or in part, by (1) authorizing the Company to withhold a number of Shares to be issued pursuant to a Grant equal to the Fair Market Value as of the date withholding is effected that would satisfy the withholding amount due, (2) transferring to the Company Shares owned by the recipient with a Fair Market Value equal to the amount of the required withholding tax, or (3) in the case of a recipient who is an employee of the Company at the time such withholding is effected, by withholding from the recipient's cash compensation.

        c. A recipient who is not an employee of the Company shall also reimburse his employer, if an affiliate of the Company, for the tax on any additional amount of compensation income deemed recognized by such recipient's employer from the Company, reduced by the amount of the compensation deduction permitted such recipient's employer as a result of such employee's receipt or exercise of the Grant.

16. EXECUTION. The Company has caused this Plan to be executed in the name and on behalf of the Company by an officer of the Company thereunto duly authorized.

                                         Superior Wireless Communications, Inc.,
                                         a Nevada corporation


                                         By: /s/ Jon R. Marple, Secretary
                                             ---------------------------------
                                             Jon R. Marple, Secretary